UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

MAP PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33719	20-0507047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bayshore Parkway, Suite 200, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 386-3100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 19, 2008, MAP Pharmaceuticals, Inc. (the “Company”) entered into a Transfer and Assignment Agreement (the “Agreement”) with Telasso Technologies Limited, formerly Eiffel Technologies Limited (“Eiffel”). Pursuant to the terms of the Agreement, Eiffel will transfer and assign all intellectual property and know-how owned by Eiffel related to certain methods for manufacturing drug formulations previously licensed to the Company (the “Technology”) and will transfer to the Company certain capital equipment and other materials related to the Technology. The Agreement provides that the Company will make certain payments to Eiffel for the transfer of the Technology and other transferred property. In addition, the Company will make certain payments to Eiffel upon achievement of specified clinical and regulatory milestones for the first product developed by the Company using the Technology. The Agreement also contains certain provisions providing for the transfer of the Technology from Eiffel to the Company’s facility, including certain resources to be contributed by Eiffel in connection with the transfer.

The foregoing summary is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008. The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Agreement. The omitted material will be included in the request for confidential treatment.

Item 1.02.	Termination of a Material Definitive Agreement.

Upon execution of the Agreement, the Research and Development, License and Supply Agreement dated as of September 22, 2005 between the Company and Eiffel (the “License and Supply Agreement”) was terminated, including Eiffel’s rights to royalty and milestone commitments under the License and Supply Agreement. All rights and obligations of the parties under the License and Supply Agreement were replaced by the mutual rights and obligations of the parties under the Agreement.

Item 8.01.	Other Events.

In a press release issued on June 24, 2008, the Company announced that it had entered into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of MAP Pharmaceuticals, Inc., dated June 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2008

MAP PHARMACEUTICALS, INC.

By:	/s/ Charlene A. Friedman
Name:	Charlene A. Friedman
Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED JUNE 19, 2008

Exhibit	Description

99.1	Press Release of MAP Pharmaceuticals, Inc., dated June 24, 2008